UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2014

BLACKHAWK NETWORK HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-35882	43-2099257
(Commission File Number)	(IRS Employer Identification Number)

6220 Stoneridge Mall Road

Pleasanton, CA 94588

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (925) 226-9990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 27, 2014, the Board of Directors (the “Board”) of Blackhawk Network Holdings, Inc. (the “Company”) unanimously approved and adopted, and the Company’s parent company, Safeway Inc. (“Safeway”), as the holder of a majority of the combined voting power of the Company’s outstanding common stock, executed an Action by Written Consent of Stockholders in lieu of a meeting of stockholders (the “Stockholder Consent”) approving, an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter Amendment”). A copy of the form of Certificate of Amendment to be filed with the Secretary of State of the State of Delaware to give effect to the Charter Amendment is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

The Stockholder Consent was executed and delivered to the Company on February 27, 2014, the record date established by the Board, by Safeway as the holder of 10,592 shares of the Company’s Class A common stock, par value $0.001 per share (the “Class A Common Stock”), representing approximately 0.09% of the total outstanding shares of Class A Common Stock and 0.09% of the voting power of the Class A Common Stock, and 37,838,709 shares of the Company’s Class B common stock, par value $0.001 per share (the “Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”), representing approximately 94.0% of the total outstanding shares of Class B Common Stock and 94.0% of the voting power of the Class B Common Stock, and together representing approximately 72.1% of the total outstanding shares of the Common Stock and 91.2% of the combined voting power of the outstanding Common Stock, in each case as of such date, and was sufficient to approve the Charter Amendment.

As previously disclosed in the Company’s preliminary Information Statement on Schedule 14C filed with the Securities and Exchange Commission on February 27, 2014 (the “Preliminary Information Statement”), the Charter Amendment will change certain provisions of the Company’s certificate of incorporation concerning a potential distribution of shares of Common Stock to Safeway stockholders (a “Spin-Off”) so as to be applicable whether or not the Spin-Off is intended to be tax-free to Safeway and its stockholders. Additional information regarding the Charter Amendment approved by the Stockholder Consent is provided in the Preliminary Information Statement. The Company will also file and mail a definitive Information Statement on Schedule 14C to its stockholders regarding the Charter Amendment approved by the Stockholder Consent.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Form of Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Blackhawk Network Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 5, 2014	BLACKHAWK NETWORK HOLDINGS, INC.

	By:	/s/ David E. Durant
	Name:	David E. Durant
	Title:	Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

3.1	Form of Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Blackhawk Network Holdings, Inc.